SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



Date of Report (Date of earliest event reported) February 2, 2001
                         BICO, INC.
   (Exact name of registrant as specified in its charter)


Pennsylvania                      0-10822                    25-1229323
(State of other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation)                                        Identification No.)


     2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (412) 429-0673


          __________________________________________________
      (Former name or former address,if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. subsidiary, ViaCirQ, Inc., announced today that Brian Loggie, M.D., will present on the use of Intraperitoneal Hyperthermia (IPH) at Scripps Memorial Hospital La Jolla on February 6, 2001

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  February 2, 2001


  BICO, INC., SUBSIDIARY, VIACIRQ, INC. MEDICAL ADVISORY
                           BOARD
               CHAIRMAN TO MAKE PRESENTATION


Pittsburgh, PA - February 2, 2001 - BICO, Inc. (OTCBB:BIKO)
subsidiary,  ViaCirQ,  Inc.,  announced  today  that  Brian
Loggie,  M.D., C.M., F.R.C.S.C., F.A.C.S., a  professor  in
the  Division  of  Surgical Oncology at The  University  of
Texas Southwestern Medical Center at Dallas and Chairman of
ViaCirQ's  Medical Scientific Advisory Board, will  present
on  the  use  of Intraperitoneal Hyperthermia (IPH)  as  an
adjunctive   therapy   with   cytoreductive   surgery   and
chemotherapy   for   disseminated  peritoneal   cancer   of
gastrointestinal origin at Scripps Memorial Hospital at  La
Jolla, California on February 6, 2001.
     Five-year  data from a National Institutes  of  Health
study    shows    patients    undergoing    intraperitoneal
hyperthermia  with cytoreductive surgery  and  chemotherapy
live  longer and have a better quality of life.   Based  on
Dr.  Loggie's results, intraperitoneal hyperthermia, as  an
adjunctive   therapy   with   cytoreductive   surgery   and
chemotherapy   for   disseminated  peritoneal   cancer   of
gastrointestinal origin, is emerging as the first  standard
effective treatment for peritoneal carcinomatosis.
     Dr.  Loggie  was  principal investigator  in  a  study
utilizing  ViaCirQ's  ThermoChemT  HT  System  to   deliver
intraperitoneal hyperthermia which led to an FDA  clearance
to market for the ThermoChem HT System with intended use to
raise the core temperature of the peritoneum to the desired
targeted  temperature in the 41 C  (105.8  F)  to  42  C
(107.6  F)  range by continuously lavaging the  peritoneum
with circulating sterile solution.
     The    ThermChem    HT    System   will    standardize
intraperitoneal hyperthermia, allowing more  hospitals  and
physicians to offer this life-extending procedure.
BICO, Inc. has its corporate offices in Pittsburgh, PA  and
is   involved   in  the  development  and  manufacture   of
biomedical  devices  and environmental  solutions.   BICO's
subsidiary, ViaCirQ, Inc., also located in Pittsburgh,  PA,
is  committed  to becoming the worldwide market  leader  in
developing,   manufacturing,  and  marketing   leading-edge
hyperthermia products and services of the highest quality and value.

FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR RELATIONS NEWSLINE NUMBER:   1.800.357.6204
WEBSITE: {www.bico.com}